UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 27, 2004

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
SUPPLEMENTARY REPORT

Item 12. Results of Operations and Financial Condition.

The following information, including the text of the exhibits attached hereto, is furnished pursuant to this Item 12 of Form 8-K. On July 27, 2004, The Chubb Corporation (Chubb) issued a press release announcing its results for the quarter ended June 30, 2004. On July 27, 2004, Chubb also posted the Supplementary Investor Information Report (SIIR) relating to its second quarter results on its web site at www.chubb.com. Copies of the press release and the SIIR are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively. In its earnings release, the SIIR and in the conference call to discuss its 2004 second quarter results, scheduled to be webcast at 5:00 on July 27, 2004, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States, as more fully described in the press release and SIIR furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated by reference into this Item 12 as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: July 27, 2004	By:	/s/ Henry B. Schram
		Name:	Henry B. Schram
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED JULY 27, 2004

Exhibit No.	Description
99.1	Press release dated July 27, 2004
99.2	Supplementary Investor Information Report